UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 30, 2023
Date of Report (date of earliest event reported)
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JUSHI HOLDINGS INC.
(Exact name of registrant as specified in its charter)
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British Columbia (State or other jurisdiction of incorporation or organization)	000-56468 (Commission File Number)	98-1547061 (I.R.S. Employer Identification Number)
301 Yamato Road, Suite 3250 Boca Raton, FL 33431
(Address of principal executive offices and zip code)
(561) 617-9100
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
Amendment to Trust Indenture and Warrants

On June 27, 2023, Jushi Holdings Inc. (the “Company”) entered into an amendment to the Trust Indenture, dated as of December 7, 2022, by and between the Company and Odyssey Trust Company, as Trustee (the “Indenture”), pursuant to which the Company issued 12% Second Lien Notes (the “Notes”), and an amendment to the detached warrants issued to the holders of the Notes (the “Warrants”).

The amendment to the Indenture removes the covenant, upon a change of control, giving the right to holders of Notes to require the Company to repurchase the Notes for 105% of the then outstanding principal and accrued and unpaid interest, and provides that previous leverage limits on the Company with respect to the Manassas, VA facility do not apply in certain circumstances.

The amendment to the Warrants reduces the exercise price for each subordinate voting share from US$2.086 to US$1.00 and provides that future adjustments to the Warrants, if any, will be determined using a pricing model in accordance with generally accepted accounting principles in the United States.

The foregoing summary of the amendments to the Indenture and the Warrants does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the First Amendment to Trust Indenture and the First Amendment to Common Stock Purchase Warrants, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release, dated June 30, 2023, relating to the amendment of the Indenture and the Warrants. A copy of the press release is furnished herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1*^	First Amendment to Trust Indenture, dated June 22, 2023, by and between Jushi Holdings Inc. and Odyssey Trust Company
10.2	First Amendment to Common Stock Purchase Warrants, dated June 23, 2023, by and between Jushi Holdings Inc.and Acquiom Agency Services, LLC
99.1	Press Release dated June 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Portions of this exhibit (indicated by bracketed asterisks) are omitted in accordance with the rules of the SEC because they are both not material and the Company customarily and actually treats such information as private or confidential.

^    Certain appendices to this exhibit are omitted in accordance with Item 601(A)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted appendix to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUSHI HOLDINGS INC.
Date: June 30, 2023	By:	/s/ Jon Barack
Jon Barack
President